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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 14, 2000

                          MET-COIL SYSTEMS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
          (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION

       0-14057                                         42-1027215
(COMMISSION FILE NUMBER)                   (I.R.S. EMPLOYER IDENTIFICATION NO.)


5486 SIXTH STREET, SW, CEDAR RAPIDS, IOWA                    52404
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

                                 (319) 363-6566
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS

     On March 14, 2000, Met-Coil Systems Corporation, a Delaware corporation (the "Company"), announced the execution of an agreement and plan of reorganization with a subsidiary of Mestek, Inc., a Pennsylvania corporation, ("Mestek"). Attached as Exhibit 99.1, and incorporated herein by reference, is a joint press release by the Company and Mestek announcing the merger.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (C) EXHIBITS

     Exhibit 99.1  -  Joint Press Release issued by Met-Coil Systems
                      Corporation and Mestek, Inc. on March 14, 2000


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MET-COIL SYSTEMS CORPORATION


Date:  March 14, 2000               By: /s/ Randall J. Stodola
                                        -------------------------------
                                        Randall J. Stodola
                                        Vice President, Controller and
                                        Chief Accounting Officer




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                                 EXHIBIT INDEX

     Exhibit No.                                                      Page No.
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     Exhibit 99.1   --     Joint Press Release issued by Met-Coil       4
                           Systems Corporation and Mestek, Inc.
                           on March 14, 2000